File No. 33-10463


               SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 9

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

     THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 1, 1995
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

      Pursuant to Rule 24f-2 under the Investment Company Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
September 18, 1995.

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155
                                 13,563 UNITS

PROSPECTUS
Part One
Dated November 22, 1995

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds, Series 155 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. At October 16, 1995, each Unit represented a 1/13,563 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.3% of the Public Offering Price (3.413% of the amount invested). At October 16, 1995, the Public Offering Price per Unit was $857.40 plus net interest accrued to date of settlement (three business days after such date) of $11.15, $15.60 and $29.07 for the monthly, quarterly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

       Please retain all parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 6.25% per annum on October 16, 1995, and 6.18% and 6.21% under the monthly and quarterly distribution plans, respectively. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 4.03% per annum on October 16, 1995, and 3.96% and 4.00% under the monthly and quarterly distribution plans, respectively. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155
           SUMMARY OF ESSENTIAL INFORMATION AS OF OCTOBER 16, 1995
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)

GENERAL INFORMATION

Principal Amount of Bonds in the Trust                             $11,365,000
Number of Units                                                         13,563
Fractional Undivided Interest in the Trust per Unit                   1/13,563
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                        $11,245,235
  Aggregate Value of Bonds per Unit                                    $829.11
  Sales Charge 3.413% (3.3% of Public Offering Price)                   $28.29
  Public Offering Price per Unit                                       $857.40*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($28.29 less than the Public Offering Price per Unit)                $829.11*
Discretionary Liquidation Amount of the Trust (20% of the
  original principal amount of Bonds in the Trust)                  $3,000,000

Date Trust Established                                        December 3, 1986
Mandatory Termination Date                                   December 31, 2035
Evaluator's Fee: $4,500 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

[FN]
*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155
           SUMMARY OF ESSENTIAL INFORMATION AS OF OCTOBER 16, 1995
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)

PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                 Monthly  Quarterly   Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                $55.72    $55.72    $55.72
  Less: Estimated Annual Expense
          Excluding Insurance                      $1.78     $1.50     $1.21
        Annual Premium on Portfolio Insurance       $.95      $.95      $.95
  Estimated Net Annual Interest Income            $52.99    $53.27    $53.56
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income            $52.99    $53.27    $53.56
  Divided by 12, 4 and 2, Respectively             $4.42    $13.32    $26.78
Estimated Daily Rate of Net Interest Accrual        $.1472    $.1480    $.1488
Estimated Current Return Based on Public
  Offering Price                                    6.18%     6.21%     6.25%
Estimated Long-Term Return Based on Public
  Offering Price                                    3.96%     4.00%     4.03%

Trustee's Annual Fee: $1.05, $.80 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly, quarterly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; quarterly--March, June, September and December; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; quarterly--March, June, September and December; semi-annual--June and December.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
of Insured Municipal Bonds, Series 155

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust of Insured Municipal Bonds, Series 155 as of July 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust of Insured Municipal Bonds, Series 155 at July 31, 1995, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP

Chicago, Illinois
October 27, 1995

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                     STATEMENT OF ASSETS AND LIABILITIES

                                July 31, 1995

                                    ASSETS

Municipal bonds, at market value (cost $10,815,534)
  (Notes 1 and 3)                                                $11,420,475
Accrued interest                                                     152,779
Cash                                                                  66,137
                                                                 ___________
                                                                  11,639,391

                          LIABILITIES AND NET ASSETS

Liabilities:
  Distributions payable and accrued to unit holders                   20,725
  Accrued liabilities                                                     86
                                                                 ___________
                                                                      20,811
                                                                 ___________

Net assets, applicable to 13,794 outstanding units
    of fractional undivided interest:
  Cost of Trust assets (Note 1)                     $10,815,534
  Net unrealized appreciation (Note 2)                  604,941
  Distributable funds                                   198,105
                                                    ___________

                                                                 $11,618,580
                                                                 ===========

Net asset value per unit                                             $842.29
                                                                 ===========

[FN]

               See accompanying notes to financial statements.

                THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155
                        PORTFOLIO - See notes to portfolio.
                                    July 31, 1995


                                                    Coupon                                 Standard &
                                                   interest   Date of       Redemption       Poor's    Principal     Market
 Name of issuer and title of bond(i)                 rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

Alabama Housing Finance Authority, Single Family
  Mortgage Revenue, 1986 Series A (MBIA                                    1996 @ 102
  Insured) (d)                                       7.125%   10/01/2014   2007 @ 100 S.F.    AAA       $895,000     911,244
Dade County Health Facilities Authority (Florida),
  Hospital Revenue, Series 1986A (Baptist                                  1997 @ 100
  Hospital of Miami Project) (h)                     5.75      5/01/2016   2014 @ 100 S.F.    A+       1,000,000   1,019,460
City and County of Denver, Colorado, Fixed Rate
  Revenue (The Children's Hospital Association                             1996 @ 101
  Project), Series 1985-B (FGIC Insured) (c) (h)     8.00     10/01/2015   1996 @ 100 S.F.    AAA      1,030,000   1,084,127
City of Indianapolis, Indiana, Gas Utility System
  Revenue Refunding, 1986 Series B (FGIC
  Insured) (c) (f)                                   4.00      6/01/2009                      AAA      1,190,000     986,153
The Turnpike Authority of Kentucky, Toll Road                              1996 @ 100
  Revenue, 1986 Series A (g)                         5.50      7/01/2007   2005 @ 100 S.F.    A        1,000,000   1,000,460
Hospital Authority of Lake County, Indiana,
  Hospital Revenue Refunding, Series C
  (Sisters of Mercy Health Corporation) (FGIC
  Insured) (c) (h)                                   7.20      7/01/2013   1996 @ 102         AAA         45,000      47,179
North Carolina Municipal Power Agency Number 1,
  Catawba Electric Revenue, Series 1985B (h)         8.50      1/01/2017   1996 @ 102         A        1,465,000   1,520,743
Ohio Housing Finance Agency, Single Family
  Mortgage Revenue, 1985 Series A (FGIC
  Insured) (c)                                           -(e)  1/15/2015   2009 @ 57.707 S.F. AAA        475,000      68,619
Pinellas Sports Authority (Florida), Excise
  Tax Secured Revenue, Series 1984 (FGIC
  Insured) (c) (h)                                   7.375     1/01/2016   1997 @ 103         AAA      1,500,000   1,609,620
Red River Authority of Texas, Pollution Control
  Revenue (West Texas Utilities Company, Public
  Service Company of Oklahoma and Central Power
  and Light Company of Oklaunion Project),
  Series 1984                                        7.875     9/15/2014   1996 @ 103         A-       1,500,000   1,585,755
City of Shreveport, Louisiana, Water and Sewer
  Revenue, 1986 Refunding Series C (FGIC                                   1996 @ 103
  Insured) (c)                                       7.125    12/01/2014   2006 @ 100 S.F.    AAA        615,000     648,770
City of Sioux City, Iowa, Hospital Revenue
  Refunding, Series D (Marian Health Center),
  Sister of Mercy Health Corporation (FGIC
  Insured) (c) (h)                                   7.20      7/01/2010   1996 @ 102         AAA        895,000     938,345
                                                                                                     _______________________

                                                                                                     $11,610,000  11,420,475
                                                                                                     =======================

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                              NOTES TO PORTFOLIO

                                July 31, 1995

(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year or, if currently redeemable, the redemption price at July 31, 1995. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value) except for zero coupon bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, some premium the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 86% of the aggregate principal amount of the Bonds in the Trust are subject to call within five years.

(b)   The ratings shown are those effective at July 31, 1995.

(c) Insurance has been obtained by the Bond issuer. No premium is payable by the Trust.

(d)   Insurance has also been obtained by the Bond issuer.

(e) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on August 6, 1985, at a price of 5.27% of their original principal amount.

(f) These Bonds were issued at an original issue discount on August 7, 1986 at a price of 60.883% of their principal amount.

(g) These Bonds were issued at an original issue discount on July 1, 1986 at a price of 71.557% of their principal amount.

(h) This issue of Bonds is secured by, and payable from, escrowed U.S. Government securities.

(i) The Trust consists of 12 obligations of issuers located in ten states. Two Bond issues aggregating approximately 22% of the aggregate principal amount of the Bonds in the Trust are obligations of issuers located in Florida. None of the Bonds in the Trust are general obligations of a governmental entity. All issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Health Care, 4; Electric, 2; Single Family Housing, 2; Transportation, 1; Utility, 1; Water, 1; and Miscellaneous, 1. Approximately 26%, 26% and 12% of the aggregate principal amount of the Bonds consist of health care revenue bonds, electric revenue bonds and single family residential mortgage revenue bonds, respectively. Each of four Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 49%. The two largest such issues represent approximately 13% each.

[FN]
               See accompanying notes to financial statements.

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                           STATEMENTS OF OPERATIONS

                                                  Year ended July 31,

                                              1995        1994        1993

Interest income                             $785,941     884,612   1,021,188

Expenses:
  Trustee's fees and related expenses       (15,787)    (16,677)    (18,190)
  Insurance expense (Note 3)                (13,047)    (13,107)    (13,115)
  Evaluator's fees                           (4,500)     (4,500)     (4,500)
                                            ________________________________
    Investment income - net                  752,607     850,328     985,383

Net gain (loss) on investments:
  Net realized gain (loss)                    18,242    (30,458)   (222,870)
  Change in unrealized appreciation or
    depreciation                           (127,344)   (278,990)     388,107
                                            ________________________________
                                           (109,102)   (309,448)     165,237
                                            ________________________________
Net increase in net assets resulting from
  operations                                $643,505     540,880   1,150,620
                                            ================================

[FN]

               See accompanying notes to financial statements.

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year ended July 31,

                                              1995        1994        1993

Net increase in net assets resulting
    from operations:
  Investment income - net                   $752,607     850,328     985,383
  Net realized gain (loss) on
    investments                               18,242    (30,458)   (222,870)
  Change in unrealized appreciation
    or depreciation on investments         (127,344)   (278,990)     388,107
                                         ___________________________________
                                             643,505     540,880   1,150,620

Distributions to unit holders:
  Investment income - net                  (749,405)   (846,625) (1,018,284)
  Principal from investment transactions   (751,332)    (35,437) (1,542,455)
                                         ___________________________________
                                         (1,500,737)   (882,062) (2,560,739)

Unit redemptions (754, 270 and 15 in
    1995, 1994 and 1993, respectively):
  Principal portion                        (621,272)   (243,760)    (14,810)
  Net interest accrued                      (12,538)     (3,921)       (226)
                                         ___________________________________
                                           (633,810)   (247,681)    (15,036)
                                         ___________________________________
Total increase (decrease) in net assets  (1,491,042)   (588,863) (1,425,155)

Net assets:
  At the beginning of the year            13,109,622  13,698,485  15,123,640
                                         ___________________________________
  At the end of the year (including
    distributable funds applicable to
    Trust units of $198,105, $992,745
    and $197,918 at July 31, 1995,
    1994 and 1993, respectively)         $11,618,580  13,109,622  13,698,485
                                         ===================================
Trust units outstanding at the end
  of the year                                 13,794      14,548      14,818

[FN]

               See accompanying notes to financial statements.

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by the Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above (see Note 3).

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the Date of Deposit, December 3, 1986. The premium or discount (including original issue discount) existing at the Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

In addition to insurance coverage acquired by the Trust (see Note 3), the Trust pays a fee for Trustee services to The Chase Manhattan Bank (National Association) which is based on $1.05, $.80 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly, quarterly and semi-annual distribution plans, respectively. Effective September 1, 1995 The Chase Manhattan Bank (National Association) will succeed United States Trust Company of New York as Trustee; the Trustee fees will not be affected by the change. Additionally, a fee of $4,500 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee and recurring financial reporting costs.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at July 31, 1995 follows:


               Unrealized appreciation                             $716,898
               Unrealized depreciation                            (111,957)
                                                                  _________

                                                                   $604,941
                                                                   ========


3.  Insurance

The Trust has acquired insurance coverage which provides for the scheduled payments of principal and interest on all bonds in its portfolio and eight issues are also insured by insurance obtained by the issuers of the bonds (see Notes (c) and (d) to portfolio). While insurance coverage acquired by an issuer of bonds continues in force so long as the bonds are outstanding and the insurer remains in business, insurance coverage acquired by the Trust is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a bond from the portfolio, the Trustee has the right to obtain permanent insurance for such bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $12,954.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default.

4.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.5% of the public offering price which is equivalent to approximately 4.712% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly, quarterly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

              Type of                                   Year ended July 31,
            distribution
                plan                                  1995      1994     1993

             Monthly                                 $53.41     57.41    68.54
             Quarterly                                53.71     57.67    68.80
             Semi-annual                              53.99     57.98    69.08


Selected data for a unit of the Trust
  outstanding throughout each year -

                                                      Year ended July 31,

                                                    1995      1994      1993

Interest income                                    $55.58     60.15     68.86
Expenses                                            (2.36)    (2.33)    (2.41)
                                                  ___________________________
    Investment income - net                         53.22     57.82     66.45

Distributions to unit holders:
  Investment income - net                          (53.50)   (57.66)   (68.67)
  Principal from investment transactions           (51.90)    (2.42)  (104.09)

Net gain (loss) on investment                       (6.66)   (21.06)    11.17
                                                  ___________________________
    Total increase (decrease) in net assets        (58.84)   (23.32)   (95.14)

Net assets:
  Beginning of the year                            901.13    924.45  1,019.59
                                                  ___________________________

  End of the year                                 $842.29    901.13    924.45
                                                  ===========================

            THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 155

                                   PART ONE
                Must be Accompanied by Part Two and Part Three

                            _____________________
                             P R O S P E C T U S
                            _____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    (National Association)
                                    770 Broadway
                                    New York, New York  10003

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.




THE FIRST TRUST (REGISTERED TRADEMARK) OF INSURED MUNICIPAL BONDS
    THE FIRST TRUST OF INSURED MUNICIPAL BONDS - MULTI-STATE

                  Supplement to the Prospectus


      Commencing September 1, 1995, The Chase Manhattan Bank (National Association) became successor to United States Trust Company of New York as Trustee of each Series of The First Trust of Insured Municipal Bonds; The First Trust of Insured Municipal Bonds - Multi-State. This change will have no material effect upon Unit holders of a Series of The First Trust of Insured Municipal Bonds; The First Trust of Insured Municipal Bonds - Multi-State. In addition, the address and phone number for the Trustee listed in the Prospectus will remain the same.

September 26, 1995



           The First Trust of Insured Municipal Bonds
     The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                          NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                    ONLY BE USED WITH PART ONE
Dated April 21, 1995                                    AND PART THREE

The Fund. The First Trust of Insured Municipal Bonds and The First
Trust of Insured Municipal Bonds-Multi-State (collectively, the
"Fund") consist of underlying separate unit investment trusts
(the "Trusts"). Each Trust is an insured portfolio of interest-bearing obligations (the "Bonds") issued by or on behalf of municipalities and other governmental authorities within the state for which the Trust is named, counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico, or its authorities, or other territories of the United States or authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the respective issuing governmental authorities, exempt from all Federal income taxes and, where applicable, from state and local income taxes under existing law at the date of issuance of such Bonds. The Bonds are referred to herein as "Bonds" or "Securities." Each trust of the Fund owns an insured portfolio of Bonds meeting the criteria described above. The objectives of the Fund are Federal, state and local tax-exempt income and conservation of capital through an investment in an insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of Bonds and of the insurers or reinsurers to meet their respective obligations. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the series of the Fund offered hereby, are contained in Part One to which reference should be made for such information.

IN THE OPINION OF COUNSEL, INTEREST INCOME TO EACH SERIES OF THE FUND AND TO THE RESPECTIVE UNIT HOLDERS THEREOF, WITH CERTAIN EXCEPTIONS, IS EXEMPT UNDER EXISTING LAW FROM ALL FEDERAL INCOME TAXES. IN ADDITION, THE INTEREST INCOME TO EACH SERIES OF THE FUND IS, IN THE OPINION OF SPECIAL COUNSEL, EXEMPT TO THE EXTENT INDICATED FROM STATE AND LOCAL TAXES WHEN HELD BY RESIDENTS OF THE STATE IN WHICH THE ISSUERS OF THE BONDS IN SUCH SERIES ARE LOCATED. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

Distributions. Distributions of interest received by the Fund, pro-rated on an annual basis, are made monthly, quarterly (if applicable) or semi-annually as the Unit holder has elected. Except as described herein, distributions of funds from the Principal Account, if any, are made as set forth in Part One for each Trust to Unit holders of record on the fifteenth day of such month. Information respecting the estimated current return and estimated long-term return to Unit holders is contained in Part One.

Reinvestment. Distributions to Unit holders may be reinvested as described herein (See "How Can Distributions to Unit Holders be Reinvested?")

    ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                            REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Portfolio Insurance. Insurance has been obtained from an independent company, by each series of the Fund (except for The First Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series
6) and/or by the issuer of the Bonds involved, guaranteeing the payments of principal and interest on the Securities in the Portfolio of each series of the Fund. Insurance obtained by each series of the National Trust, prior to Series 112 and for each Series of the New York and Pennsylvania Trust, applies only while Bonds are retained in such Trust. For each Series of the Multi-State
Trust (except for Multi-State Trust: Pennsylvania Trust, Series
6) and for Series 112 and subsequent Series of the National Trust, the Trustee, upon the sale of a Bond in any such Series, has the right to obtain permanent insurance with respect to such Bond
(i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof [the "Permanent Insurance"]). For The First
Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series 6 all of the Bonds are insured under policies of insurance obtained by the issuers of the Bonds. See Part One for information concerning Bonds insured by each series of the Fund and Bonds insured by the issuers thereof. Insurance obtained by each series of the Fund applies only while Bonds are retained in the Fund while insurance obtained by a Bond issuer, if any, is effective so long as such Bonds are outstanding. Such insurance relates only to the Securities in the Fund and not to the Units. As a result of such insurance, the Units have received a rating of "AAA" by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. ("Standard & Poor's"). (See "Why and How are the Trusts Insured?") No representation is made as to any insurer's or reinsurer's ability to meet its commitments. For Series 112 and subsequent Series of the National Trust and any Series of The First Trust of Insured Municipal Bonds-Multi-State (except for Multi-State Trust: Pennsylvania Trust, Series 6), pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a Bond insured by such Series of the National Trust and Multi-State Trust, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.

Offering. The Units offered hereby are issued and outstanding
Units which have been reacquired either by purchase from the Trustee of Units tendered for redemption or by purchase in the open market. The price paid in each instance was not less than the value of the Securities per Unit, plus net interest accrued to the date of settlement, determined as provided herein under "How is the Public Offering Price Determined?" Any profit or loss resulting from the sale of Units will accrue to the Sponsor or other dealers selling the Units and no proceeds from any such sale will be received by the Fund.

The Public Offering Price of the Units is equal to the value of the Securities in the portfolio of the series of the Fund represented by the Units being offered divided by the number of Units outstanding, plus a sales charge as indicated in Part One for each Trust plus net interest accrued to the date of settlement.

Market. The Sponsor, although not obligated to do so, intends to maintain a market for Units in all series of the Fund at prices based upon the value of the Securities in the related portfolio.
In the absence of such a market, a Unit holder will nonetheless be able to dispose of Units by redemption at prices based upon the value of the underlying Securities (see "How May Units be Redeemed?"). The value of neither the underlying Bonds nor the Units, absent situations in which Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default, include value attributable to the portfolio insurance obtained by each series of the Fund. (See "Why and How are the Trusts Insured?")

           The First Trust of Insured Municipal Bonds
     The First Trust of Insured Municipal Bonds-Multi-State

What are The First Trust of Insured Municipal Bonds and The First
Trust of Insured Municipal Bonds-Multi-State?

The Fund is a series of trusts of either The First Trust of Insured Municipal Bonds (the "National Trust"), The First Trust of Insured Municipal Bonds-New York Series (the "New York Trust"), The First
Trust of Insured Municipal Bonds-Pennsylvania Series (the "Pennsylvania Trust") or The First Trust of Insured Municipal Bonds-Multi-State
(the "Multi-State Trust") all of which generally are similar but each of which is separate and is designated by a different series number. Each Series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund") created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture") dated the Date of Deposit with Nike Securities L.P., as Sponsor, Securities Evaluation Service, Inc., as Evaluator, and The Bank of New York, as Trustee for Series 8-137 of the National Trust, all Series of the New York Trust and Pennsylvania Trust and Series 1-9 of the Multi-State Trust, and United States Trust Company of New York, as Trustee for Series
138 and subsequent Series of the National Trust and Series 10 and 11 of the Multi-State Trust.

The objectives of the Fund and each series thereof are income exempt from Federal income tax and, additionally, for all Series of the Fund other than the National Trust from state and local income tax and conservation of capital through an investment in an insured portfolio of interest-bearing obligations (the "Bonds")
(and in certain series, Existing Fund Units representing an undivided interest in such obligations) issued by or on behalf of states, counties, territories or municipalities of the United States or authorities or political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income tax under existing law. The Bonds and the Existing Fund Units are collectively referred to herein as "Securities." Insurance has been obtained by each Series of the Fund and/or by the issuer of the Bonds involved guaranteeing the payment of principal and interest on the Bonds when such principal and interest shall become due for payment.
Insurance has been obtained by each Series of the Fund from either
AMBAC Indemnity Corporation ("AMBAC Indemnity") or Financial Guaranty Insurance Company ("Financial Guaranty") (except for the Multi-State
Trust: Pennsylvania Trust, Series 6). For Series of the Multi-State Trust (except for Multi-State Trust: Pennsylvania Trust, Series
6) and for Series 112 and subsequent Series of the National Trust, the Trustee upon sale of a Bond in any such Series has the right to obtain Permanent Insurance for the Bond which is sold. All of the Bonds in the Multi-State Trust: Pennsylvania Trust, Series
6 are insured under policies of insurance obtained by the issuer of the Bonds. Insurance obtained by Series 8-111 of the National
Trust, and all Series of the New York Trust and the Pennsylvania
Trust is applicable only while the Bonds thus insured are held in the Fund. Insurance obtained by each series of the Fund from Financial Guaranty covers all Bonds in such series. Insurance obtained by each series of the Fund from AMBAC Indemnity covers all Bonds in such series which were not insured by the issuer.
The underlying Bonds represented by the Existing Fund Units have been insured under substantially identical policies with AMBAC
Indemnity at the time of creation of the respective series (or in certain instances some of such Bonds have been insured by the respective issuers of such bonds through insurance obtained from AMBAC Indemnity). Thus, the Bonds underlying the Existing Fund
Units are not additionally insured by the respective series. THERE
IS, OF COURSE, NO GUARANTEE THAT THE FUND'S OBJECTIVES WILL BE
ACHIEVED. AN INVESTMENT IN THE FUND SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE
UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Fund unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. See "Public Offering-How is the Public Offering Price Determined?" On the other hand, the value of insurance obtained by the issuer of the Bonds is reflected and included in the market value of such Bonds.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Bonds is issued by the insurer. A single premium is paid for any Bonds insured by an issuer and a monthly premium is paid by each series of the Fund for the insurance obtained by it. All
Bonds insured by the issuer thereof by AMBAC Indemnity and Financial Guaranty receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's Investors Service, Inc. See "Why and How are the Trusts Insured?"

In selecting Bonds for the Fund, the following facts, among others, were considered: (i) the Standard & Poor's rating of the Bonds was in no case less than "BBB" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa," at the date the series was established, including provisional or conditional ratings, respectively, or if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Bond Ratings"), (ii) the prices of the
Bonds relative to other bonds of comparable quality and maturity,
(iii) the availability and cost of insurance on the principal and interest of the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer.

Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such Bond from the Portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of a Bond. See "Rights of Unit Holders-How May Bonds be Removed from the Fund?" The Portfolio appearing in Part One contains Bond ratings, if any, for the Bonds listed at the date shown.

Certain of the Bonds in certain series of the Fund may be general obligations of governmental entities that are backed by the taxing power of such entities. The number and percentage of the aggregate principal amount of Bonds in the Portfolio of each series of the Fund which are general obligations of governmental entities are indicated in Part One. The remaining Bonds are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in certain series of the Fund may be health care revenue bonds. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Certain of the Bonds in certain series of the Fund may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans.
Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section
103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirement will be met. The failure to meet these requirements could cause the interest on the Bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the Bonds in certain series of the Fund may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families.
The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located.
The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New
York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992. In connection with the housing
Bonds held by the Fund, the Sponsor has not had any direct communications with any of the issuers thereof, but at the date hereof it is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Bond in the Fund will not attempt to so redeem a Bond in the Fund.

Certain of the Bonds in certain series of the Fund may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in certain series of the Fund may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty of financing large construction programs, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environment considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees.
In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the Fund to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in certain series of the Fund may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects.
These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in a Fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Bonds in the Fund prior to the stated maturity of such Bonds.

Certain of the Bonds in certain series of the Fund may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties.
The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in certain series of the Fund may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Fund. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.
All of such issuers have been experiencing certain of these problems in varying degrees.

Existing Fund Units have been deposited with the Trustee in three series of the Fund. These Units at the respective dates of deposit represented approximately 4% of the principal amount of the respective Trust's portfolio. The investment objectives of all of the series of the Fund are similar, and the Sponsor and Trustee of the series represented by the Existing Fund Units have responsibilities and authority and receive fees substantially identical to those described in this Prospectus. All Existing Fund Units were purchased by the Sponsor in the secondary market for inclusion in the respective Portfolio and were not taken from the Sponsor's inventory.

Investors should be aware that many of the Bonds in each Portfolio are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Fund an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligor on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that any series of the Fund will retain for any length of time the size and composition which existed at the date of the information in Part One. Neither the Sponsor nor either Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in each series of the Fund may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions and sinking fund provisions described in the "Portfolio" in Part One or pursuant to special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or, in the case of a zero coupon bond, at the accreted value from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par (or for original issue discount bonds at issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium) of all or a portion of an issue upon the occurrence of certain circumstances. Generally, events that may permit the extraordinary optional redemption of Bonds or may require mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project, for which the proceeds of the Bonds were used, uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds;
an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem
Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds.
See the discussion of single family mortgage and multi-family mortgage revenue bonds above for more information on the call provisions of such bonds. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the estimated current return and estimated long-term return on Units of the Fund. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the par value or the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation other than that which is described in this Prospectus or any supplement thereto pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund. At any time, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as for example suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received opinions of bond counsel to the issuing authority of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income taxes and, where applicable, state and local taxes. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

To the extent that Units are redeemed by the Trustee, the fractional undivided interest represented by each unredeemed Unit in the related Fund will increase, although the actual interest represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to a Trustee by any Unit holder, which may include the Sponsor, or until termination of the related Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

At the date of this Prospectus, the Estimated Current Return and the Estimated Long-Term Return, under the monthly, quarterly (if applicable) and semi-annual distribution plans, are as set forth in Part One attached hereto for each Trust. Estimated Current
Return is computed by dividing the Estimated Net Annual Interest
Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current
Return. For each Fund, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in Part One for each Fund will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; (2) takes into account the expenses and sales charge associated with each Unit of a Trust; and (3) takes into effect the tax-adjusted yield from potential capital gains at the Date of Deposit. Since the market values and estimated retirements of the Bonds and the expenses of the Fund will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Fund will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in distributions to Unit holders.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Fund generally is paid semi-annually to the Fund. However, interest on the Bonds in the Fund is accounted for daily on an accrual basis. Because of this, the Fund always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed net interest to the date of settlement.

Except through an advance of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in the Fund. The Trustee will recover its advancements without interest or other costs to such Fund from interest received on the Bonds in the Fund. When these advancements have been recovered, regular distributions of interest to Unit holders will commence. See "Rights of Unit Holders-How are Interest and Principal Distributed?" Interest account balances are established with generally positive cash balances so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with interest distributions.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Fund and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the net interest accrued from the purchaser of his Units. Since the Trustee has the use of the net interest accrued held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Why and How are the Trusts Insured?

AMBAC INDEMNITY. THE FOLLOWING DISCUSSION CONCERNING AMBAC INDEMNITY AND INSURANCE POLICIES ISSUED BY AMBAC INDEMNITY APPLIES TO SERIES
8 THROUGH 111 OF THE NATIONAL TRUST AND ALL SERIES OF THE NEW
YORK TRUST AND THE PENNSYLVANIA TRUST.

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained by each series of the Fund or by the Bond issuer guaranteeing payment of interest and principal, when such shall become due for payment, in respect of the Bonds (bonds underlying the Existing Fund Units already being covered by insurance). The insurance policy obtained by each series of the Fund is noncancellable and will continue in force so long as each series of the Fund is in existence, and the Bonds described in the policy continue to be held by the Fund (see "Portfolio" in Part One). Nonpayment of premiums on the policy obtained by each series of the Fund will not result in the cancellation of insurance but will permit the insurer to take action against the Trustee for the series involved to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by each series of the Fund are fixed for the life of the respective series. The underlying bonds represented by the Existing Fund Units have been insured under substantially identical policies with AMBAC Indemnity to those described herein at the time of creation of the respective series (or in certain instances some of such bonds have been insured by the respective issuers of such bonds through insurance obtained from AMBAC Indemnity). Thus, the bonds underlying the Existing
Fund Units are not additionally insured by the series of the Fund holding the Existing Fund Units. The premium for any insurance policy or policies obtained by an Existing Fund or an issue of bonds underlying such Existing Fund Units is payable on the same terms as the Fund's insurance policy or has been paid in advance by such issuer. Any such policy or policies are noncancellable and will continue in force so long as the bonds so insured are outstanding (in the case of issuer acquired insurance) or so long as such bonds are held by the Existing Fund (in the case of insurance acquired by the Existing Fund) and the insurers referred to below remain in business.

The aforementioned insurance guarantees the payment of principal and interest on the Bonds as they shall become due for payment.
It does not guarantee the market value of the Bonds or the value of the Units.

The insurance obtained by the Fund is effective only as to Bonds owned by and held in the Fund. In the event of a sale of any such Bond in Series 8-111 of the National Trust and all Series of the New York Trust and the Pennsylvania Trust by the Trustee, the insurance terminates as to such Bond on the date of sale.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or in the Sponsor's opinion are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between the market value of a Bond in default in payment of principal or interest or in the Sponsor's opinion is being quoted in the market at a value which reflects a significant risk of default and the market value of comparable bonds which are not in such situations. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default. Except under limited circumstances, it is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because the value attributable to the insurance cannot be realized upon sale. See "Public Offering-How is the Public Offering Price Determined?" herein for a more complete description of the Evaluator's method of valuing Bonds which are in default in payment of principal or interest or in significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The insurance policy obtained by Series 8-111 of the National
Trust and all Series of the New York Trust and the Pennsylvania
Trust originally issued by MGIC Indemnity Corporation ("MGIC
Indemnity") and any other policy obtained by a Bond issuer was originally issued either by American Municipal Bond Assurance Corporation ("AMBAC") or MGIC Indemnity. MGIC Indemnity and AMBAC were each subsidiaries of MGIC Investment Corporation. MGIC Indemnity and AMBAC were merged as of March 31, 1984. The surviving corporation, MGIC Indemnity Corporation, was renamed AMBAC Indemnity Corporation ("AMBAC Indemnity") as of June 1, 1984. AMBAC Indemnity is a Wisconsin-domiciled stock insurance company regulated by the Office of the Commissioner of Insurance of the State of Wisconsin, and licensed to do business in fifty states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $1,988,000,000 (unaudited) and statutory capital of approximately $1,148,000,000 (unaudited) as of March 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York,
New York 10004 and (212) 668-0340.

The information relating to AMBAC Indemnity contained above has been furnished by AMBAC Indemnity. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

To be in the Portfolio of Series 8-111 of the National Trust and of any Series of the New York Trust and the Pennsylvania Trust, Bonds must have been insured by AMBAC Indemnity or have been eligible for the insurance obtained from AMBAC Indemnity. In determining eligibility for insurance, AMBAC Indemnity applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issue municipal bonds and which were not necessarily the same as the criteria used in regard to the selection of Bonds by the Sponsor. To the extent the standards of AMBAC Indemnity are more restrictive than those of the Sponsor, the previously stated Fund investment criteria have been limited with respect to the Bonds. This decision was made prior to the Date of Deposit, as Bonds not eligible for such insurance (or not already insured by the issuer thereof) were not deposited in the Fund. Thus, all Bonds in each Portfolio of Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust are insured, either by the respective series of the Trust or by the issuer of the Bonds.

The contracts of insurance relating to the various Portfolios and the negotiations in respect thereof represent the only significant relationship between AMBAC Indemnity and the Sponsor or the Fund. Otherwise neither AMBAC Indemnity nor its parent, AMBAC Inc., or any associate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the timely payment of interest and principal has been obtained from AMBAC Indemnity.

Because the Bonds are insured by AMBAC Indemnity as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard
& Poor's (see "Description of Bond Ratings"). The obtaining of this rating by the Fund should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Fund or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Fund or sales by the Fund of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guarantee that the "AAA" investment rating with respect to the Units of an insured Trust will be maintained.

An objective of portfolio insurance obtained by the Fund is to obtain higher yield on the Securities in the Portfolio than would be available if all the Bonds in such Portfolio had the Standard
& Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in the Fund which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting such Bonds for the Portfolio, the Sponsor applied the criteria described above.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, the appropriate insurer shall make such payment no later than 30 days after it has been notified that such non-payment has occurred. The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by AMBAC Indemnity are substantially identical insofar as liability to the Trust is concerned.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion to the effect that the payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC Indemnity or another insurer would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "What is the Federal Tax Status of Unit Holders?"

AMBAC Indemnity is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that it will be able to perform its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to AMBAC Indemnity which would materially impair the ability of AMBAC Indemnity to meet its commitments pursuant to any contract of bond or portfolio insurance.

To determine the Bonds in the Portfolio which are insured through insurance obtained by the issuer thereof and the Bonds which are insured under one of the Fund's portfolio insurance policies, see "Portfolio" in Part One.

FINANCIAL GUARANTY. THE FOLLOWING DISCUSSIONS CONCERNING FINANCIAL GUARANTY INSURANCE COMPANY AND INSURANCE POLICIES ISSUED BY FINANCIAL GUARANTY INSURANCE COMPANY APPLIES TO SERIES 112 AND SUBSEQUENT

SERIES OF THE NATIONAL TRUST AND ALL SERIES OF THE MULTI#STATE
TRUST EXCEPT THE MULTI#STATE TRUST: PENNSYLVANIA TRUST, SERIES
6. ALL OF THE BONDS IN THE MULTI#STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 ARE INSURED UNDER POLICIES OF INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS FROM FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY"), AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION, MUNICIPAL BOND INSURANCE ASSOCIATION AND BOND INVESTORS GUARANTY INSURANCE COMPANY. THE PREMIUMS FOR THE INSURANCE POLICIES OBTAINED
BY THE ISSUERS OF THE BONDS IN THE MULTI#STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 HAVE BEEN PAID IN ADVANCE BY SUCH ISSUERS AND
SUCH POLICIES ARE NONCANCELLABLE AND WILL CONTINUE IN FORCE SO
LONG AS THE BONDS SO INSURED ARE OUTSTANDING. BECAUSE OF THE INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS IN THE MULTI#STATE TRUST:
PENNSYLVANIA TRUST, SERIES 6, STANDARD & POOR'S CORPORATION HAS
RATED THE UNITS OF SUCH TRUST "AAA."

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained for Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except the Multi-State Trust:
Pennsylvania Trust, Series 6) from Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal in respect of the Bonds deposited in and delivered to each series of the Trust. The insurance policy obtained by each such series of the Trust is noncancellable and will continue in force so long as such series of the Trust is in existence and the Bonds described in the policy continue to be held by the Trust (see "Portfolio" in Part One for each Trust). Nonpayment of premiums on the policies obtained by the Trust will not result in the cancellation of insurance but will permit Financial Guaranty to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by a Series of the Fund are fixed for the life of the respective series. The premium for any insurance policy or policies obtained by an issuer of Bonds has been paid in advance by such issuer and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business.

Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay Citibank, N.A. or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest, except that when the interest on a Bond shall have been determined as provided in the underlying documentation relating to such Bond, to be subject to Federal income taxation. "Due for payment" also means, when referring to the principal of such Bond, the date on which such Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Bond, the accrued interest at the rate provided in such documentation to the date on which such Bond has been called for such mandatory redemption, together with any applicable redemption premium. The term "due for payment" will not include, when referring to either the principal of a Bond or the interest on a Bond, any acceleration of payment unless such acceleration is at the sole option of Financial Guaranty.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial
Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Bond, appurtenant coupon or right to payment of principal or interest on such Bonds and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee upon the sale of a Bond in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust
(except the Multi-State Trust: Pennsylvania Trust, Series 6) has the right to obtain permanent insurance with respect to such Bond (i.e. insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance only if upon such exercise a Trust would receive net proceeds
(sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond.

The policies obtained by Series 112 and subsequent Series of the National Trust and each Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) were issued by Financial Guaranty. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New
York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1994, the total capital and surplus of Financial Guaranty was approximately $893,700,000.

Financial Guaranty is currently authorized to write insurance in all fifty states and in the District of Columbia. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number is (212) 312-3000) or to the New
York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number (212) 621-0389).

The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof.

In order to be in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State
Trust: Pennsylvania Trust, Series 6), Bonds must be covered by the insurance obtained from Financial Guaranty by the Fund. In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. The decision was made prior to the Date of Deposit, as bonds not covered by such insurance are not deposited in a Trust. The insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State Trust:
Pennsylvania Trust, Series 6) covers Bonds deposited in the respective series and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of register bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form.

Insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust or by the Bond issuer does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by each series of a Trust is effective only as to Bonds owned by and held in the respective series. In the event of a sale of any such Bond by the Trustee, the insurance terminates as to such Bond on the date of sale. In the event of a sale of a Bond held in Series
112 and subsequent Series of the National Trust and any Series of the Multi-State Trust, the Trustee has the right to obtain Permanent Insurance upon the payment of an insurance premium from the proceeds of the sale of such Bond. Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) which is in default in payment of principal or interest or in significant risk of such default and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" herein for more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The contract of insurance obtained by Series 112 and subsequent
Series of the National Trust and any Series of the Multi-State
Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds, or participate in secondary market transactions involving municipal bonds, in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty. Neither the Fund nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

Because the Bonds are insured by Financial Guaranty as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of Financial Guaranty, Standard & Poor's has assigned to Series 112 and subsequent Series of the National Trust and each Series of the Multi-State
Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's. See "Description of Bond Ratings." The obtaining of this rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of a Trust or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell units nor does it take into account the extent to which expenses of a Trust or sales by a Trust of Bonds for less than the purchase price paid by a Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guaranty that the "AAA" investment rating with respect to the Units will be maintained.

An objective of portfolio insurance obtained by a Trust is to obtain a higher yield on the Securities in the portfolio than would be available if all the bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in a Trust for which insurance has been obtained by the issuer (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard
& Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting Bonds for the portfolio of each Trust, the Sponsor has applied the criteria hereinbefore described.

Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by Financial Guaranty would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.
See "What is the Federal Tax Status of Unit Holders?"

Except for the Multi-State Trust: Pennsylvania Trust, Series 6, all Bonds in the National Trust and the Multi-State Trust are insured under one of the Trust's portfolio insurance policies.
Certain Bonds in the portfolio may also be insured through insurance obtained by the issuer thereof. See "Portfolio" in Part One.

What is the Federal Tax Status of Unit Holders?

See Part Three for each Trust.

Certain Considerations

Certain Trusts of the Fund may contain Bonds of issuers which will be affected by general economic conditions of Puerto Rico or Guam. For additional considerations, if any, pertaining to each Trust, see Part Three for each Trust.

Puerto Rico. Trusts of the Fund may contain Bonds of issuers which will be affected by general economic conditions in Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated

The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar) and tourism. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rico sugar production. The level of tourism is affected by various factors including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section
936 of the Internal Revenue Code provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation
Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

In a plebiscite held in November 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto
Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by the states are so treated and subject to the provisions of the Internal Revenue Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or a similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto
Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

Guam. The Trusts of the Fund may contain Bonds of issues which may be affected by economic conditions in Guam. Guam is an unincorporated territory of the United States; legislation currently being considered in the U.S. Congress would make Guam a U.S. commonwealth.

Guam's economy is heavily dependent on tourism and U.S. military activity. Tourism is affected by general economic conditions and by the value of the U.S. dollar. Since over 80% of Guam's tourists in recent years have been from Japan, Guam's economy may be significantly affected by a decline in the value of the Japanese yen relative to the U.S. dollar and any decline in the Japanese economy.

The U.S. military, which accounts for 20% of all employment in Guam and occupies approximately one-third of Guam's land area, affects Guam's economy through the spending of military personnel and their dependents, the employment of civilian personnel, construction contracts and other purchases of materials and services and the refunding to the government of Guam of Federal income taxes paid by military personnel. Any reduction in U.S. military spending generally or any reallocation of that spending away from Guam could, therefore have a substantial effect on Guam's economy.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Guam and various agencies and political subdivisions located in Guam. The
Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

What are the Expenses and Charges?

The Sponsor does not charge the Fund any advisory fee. At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses.

For valuations of Bonds in Series 8-44 of the Fund, the Evaluator receives from each series of the Fund a weekly fee of $35 plus
$.25 for each issue of Bonds in excess of 50 issues (treating separate maturities as separate issues and excluding Existing
Fund Units). For Series 45 and subsequent Series of the National
Trust and for all Series of the Multi-State Trust, New York Trust and Pennsylvania Trust, the Evaluator receives the fee indicated under "Summary of Essential Information" in Part One. The fees of the Trustee for ordinary recurring services to the respective series of a Trust which they serve are computed at $1.61, $1.12 and $.86 for Series 8-13 of the National Trust, $1.24, $.98 and
$.69 for Series 14-137 of the National Trust; $1.05, $.80 and
$.55 for Series 138 and series subsequent thereto of the National
Trust; $1.24, $.98 and $.69 for all Series of the New York Trust and the Pennsylvania Trust; $1.24 and $.69 for Series 1-9 of the Multi-State Trust and $1.05 and $.55 for Series 10 and 11 of the Multi-State Trust per annum per $1,000 principal amount of underlying Bonds, for those portions of a Trust representing monthly, quarterly
(if applicable) and semi-annual distribution plans, respectively.
The Trustee for Series 41, 42 and 43 of the National Trust also receives fees of $.54, $.425 and $.30 per annum per $1,000 face amount of Existing Fund Units for those portions of the Fund represented by the respective plans. The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account to the extent funds are available and then from the Principal
Account. Since a Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby.
Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not to exceed to proportionate increases under the category "All Services Less Rent Shelter" in the Consumer Price Index published by the
United States Department of Labor.

The annualized cost of portfolio insurance is set forth in Part
One for each series of the Fund other than the Multi-State Trust:
Pennsylvania Trust, Series 6. The portfolio insurance continues so long as a Trust retains the Bonds thus insured. Premiums are payable monthly in advance by the Trustee on behalf of the Trust.
As Bonds in the Portfolio are redeemed by their respective issuers or sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by or held in a series of the Trust which were insured by insurance obtained by the Trust. Except with respect to the Multi-State Trust: Pennsylvania Trust,
Series 6, Bonds for which insurance has been obtained by the issuer from Financial Guaranty are also insured by the Multi-State Trust but no premium is charged for the insurance obtained by the Multi-State Trust on such Bonds. Bonds for which insurance has been obtained by the issuer from insurance companies other than Financial Guaranty are also insured by the Multi-State Trust (except with respect to the Multi-State Trust: Pennsylvania Trust, Series 6) but the premiums for insurance obtained by the Multi-State Trust on such Bonds reflect the existence of the insurance obtained by the issuer from such other insurance companies. In the case of Bonds for which insurance has been obtained by the issuer, the Trust either incurs no cost (because such Bonds were not additionally insured under the policy obtained by the Trust) or a cost which reflects the existence of such insurance if the Bonds are covered by the policy obtained by the Trust. The Fund does not incur any cost for insurance which relates to bonds underlying Existing Fund Units, since the premium or premiums for such insurance has been paid either by the Existing Funds or by the respective issuer of such bonds. Bonds insured by the issuer, for Series 111 and prior series of the National Trust, and all Series of the New York and Pennsylvania Trust, and Existing Fund Units are not additionally insured by the series of the Fund. For Series 112 and subsequent series of the National Trust and all series of the Multi-State Trust (except Multi-State Trust: Pennsylvania Trust, Series
6), the premium payable for Permanent Insurance will be paid solely from the proceeds of the sale of a Bond in the event the Trustee exercises the right to obtain Permanent Insurance on the Bond.
The premiums for such Permanent Insurance with respect to each Bond will decline over the life of the Bond.

The following additional charges are or may be incurred by a Trust: all expenses (including legal and auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services perform under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of, or in connection with, its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, of liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paying or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust. The Trust will be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.50 per Unit on an annual basis. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

                         PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF
A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE
OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. The purchase price per unit of such bond funds will depend primarily on the value of the securities in the Portfolio of the applicable Trust.

The Public Offering Price of Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of such trust then outstanding. The minimum sales charge on Units will be 3% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trusts based upon the maturities of such bonds, in accordance with the following schedule:

                                    Secondary Offering Period
                                           Sales Charge
                                 ________________________________
                                Percentage              Percentage
                                of Public               of Net
                                Offering                Amount
Years to Maturity               Price                   Invested
_________________               __________              __________
0 Months to 1 Year              1.00%                   1.010%
1 but less than 2               1.50                    1.523
2 but less than 3               2.00                    2.041
3 but less than 4               2.50                    2.564
4 but less than 5               3.00                    3.093
5 but less than 6               3.50                    3.627
6 but less than 7               4.00                    4.167
7 but less than 8               4.50                    4.712
8 but less than 9               5.00                    5.263
9 but less than 10              5.50                    5.820
10 or more                      5.80                    6.157

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

An investor may aggregate purchases of Units of two consecutive series of a particular State, National, Discount, Intermediate, Long Intermediate or Short Intermediate Trust for purposes of calculating the discount for volume purchases listed above. Additionally, with respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price for purchases of Units during the secondary offering period.

Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer except that with respect to purchases of Units of $500,000 or more, the Sponsor will reimburse the selling Underwriter or dealer in an amount equal to $2.50 per Unit (in the case of a Discount Trust, .25% of the Public Offering Price).
The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one Underwriter or dealer and, for purposes of calculating the applicable sales charge, purchases of Units in the Fund will be aggregated with concurrent purchases by the same person from such Underwriter or dealer of units in any series of tax-exempt unit investment trusts sponsored by Nike Securities L.P. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purpose of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Units may be purchased in the secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

From time to time the Sponsor may implement programs under which Underwriters and dealers of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will allow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price
Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of tax-free and equivalent taxable estimated current returns and estimated long-term returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

The aggregate price of the Securities in each Trust is determined by whoever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices, as of the close of trading on the New York Stock Exchange on each day on which it is open, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. For purposes of such determinations, the close of trading on the New York Stock Exchange is 4:00 p.m. Eastern time. Unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by the issuer of Bonds is reflected and included in the market value of such Bonds.

The Evaluator will consider in its evaluation of Bonds deposited in a Series of the National Trust prior to Series 112 and Bonds deposited in any Series of the New York Trust and the Pennsylvania Trust which are, in the Sponsor's opinion, being quoted in the market at values which reflect a significant risk of such default (the "Defaulted Bonds") and which are covered by insurance obtained by such series of the Trust, the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of bonds of issuers whose bonds, if identifiable, are of the same purpose of issue as the Defaulted Bonds, carry identical interest rates and maturities and are of a creditworthiness comparable to the Defaulted Bonds before the Defaulted Bonds went into default or became subject to a significant risk of such default. If such other bonds are not identifiable, the Evaluator will compare prices of bonds not subject to a significant risk of default that have, to the extent possible, similar characteristics as to purpose of issue, interest rates, maturities and creditworthiness. In any case the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy. For example, if the Trust were to hold the defaulted Bonds of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Bonds. The Evaluator would also attribute a value to the insurance feature of the defaulted Bonds which would be equal to the difference between the market value of the Defaulted Bonds insured by the Trust and the market value of comparable bonds which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Bonds insured by such series of the Trust if there is a significant risk of default and a resulting decrease in the market value. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default.

The Evaluator will consider in its evaluation of Bonds, deposited in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and which are covered by insurance obtained by Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under the Trust's insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that these methods are fair methods of valuing the Bonds and the insurance obtained by the Trust and reflect a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

The Evaluator may be attributing value to insurance for the purpose of computing the price or redemption value of Units for certain series of the Fund. See Part One for further information as to whether value is being attributed to insurance in determining the value of Units for that series of the Trust. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "How May Units be Redeemed?"

The Evaluator shall determine daily the valuation of the Securities as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) on each day on which the Exchange is open.
For transactions occurring prior to the close of trading on the New York Stock Exchange, the Public Offering Price will be computed as of the close of trading on the Exchange on that day. For transactions occurring after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), or on a day when the New York Stock
Exchange is closed, the Public Offering Price will be computed as of the close of trading on the Exchange on the next day that such Exchange is open for trading. The price so determined will be the basis for purchases or sales of outstanding Units during the period of time any such price is effective.

The secondary market Public Offering Price of the Units will be equal to the bid price per Unit of the Bonds in the Trust, plus
(less) any balance (overdraft) in the principal cash account of such Trust, plus the applicable sales charge.

Although payment is normally made five business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How may Units be Redeemed?" for information regarding the ability to redeem
Units ordered for purchase.

How are Units Distributed?

Sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering
Price per Unit for each State, Discount or National Trust, 3.0% of the Public Offering Price for an Intermediate or Long Intermediate Trust, and 2.5% of the Public Offering Price per Unit for a Short Intermediate Trust, but the Sponsor reserves the right to change the amount of the concession to dealers and others from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence.
Under the Glass-Steagall Act, banks are prohibited from underwriting Fund Units, however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making
Units available must be registered as broker-dealers under state law.

What are the Sponsor's Profits?

The Sponsor and participating dealers will receive a gross sales commission as indicated in Part One for each Trust less any reduced sales charge for quantity purchases as described under "How is the Public Offering Price Determined?"

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Securities in each Trust) and the price at which Units are resold (which price includes the sales charge) or redeemed (based on the bid prices of the Securities in each Trust). The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                     RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer.
A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the applicable Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the appropriate Trustee and a new certificate issued to reflect the then effective plan of distribution. There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the appropriate Trustee for replacement.

How are Interest and Principal Distributed?

Interest from each Trust will be distributed as set forth in Part
One for each Trust on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses for such Trust.

The pro rata share of cash in the Principal Account of each Trust will be computed monthly as of the fifteenth day of each month, and distributions to the Unit holders as of the applicable Record
Date will be made as set forth in Part One for each Trust. Proceeds received from the disposition of any of the Securities (less any premiums due with respect to Bonds in Series 112 and subsequent
Series of the National Trust and any Series of the Multi-State
Trust (except for the Multi-State Trust: Pennsylvania Trust, Series
6) for which the Trustee has exercised the right to obtain Permanent Insurance) after a Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds), nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of each Trust all interest received by such Trust, including that part of the proceeds (including insurance proceeds) of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account of such Trust. The distribution to the Unit holders as of each applicable Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by the Fund at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on Funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefits from the use of such funds).

As of the fifteenth of each month, the applicable Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of each Trust, amounts necessary to pay the expenses of such Trust.
A Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, a Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month, Record Dates for quarterly distributions (if applicable) will be the fifteenth day of March, June, September and December and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made as set forth in Part One for each Trust.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the applicable Trustee will furnish each Unit holder a card to be returned to such Trustee not more than 30 nor less than 10 days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee.
If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

Distribution Reinvestment Option. The Sponsor has entered into an arrangement with Oppenheimer Management Corporation, which permits any Unit holder of a Trust to elect to have each distribution of interest income or principal on his Units automatically reinvested in shares of either the Oppenheimer Intermediate

Tax-Exempt Bond Fund (the "Intermediate Series") or the Oppenheimer Insured Tax-Exempt Bond Fund (the "Insured Series"). Oppenheimer Management Corporation is the investment adviser of each Series which are open-end, diversified management investment companies.
The investment objective of the Intermediate Series is to provide a high level of current interest income exempt from Federal income tax through the purchase of investment grade securities. The investment objective of the Insured Series is to provide as high a level of current interest income exempt from Federal income tax as is consistent with the assurance of the scheduled receipt of interest and principal through insurance and the preservation of capital
(the income of either Series may constitute an item of preference for determining the Federal alternative minimum tax). The objectives and policies of each Series are presented in more detail in the prospectus for each Series.

Each person who purchases Units of a Trust may use the card attached to this prospectus to request a prospectus describing each Series and a form by which such person may elect to become a participant in Distribution Reinvestment Option with respect to a Series.
Each distribution of interest income or principal on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of a Series without a sales charge and with no minimum investment requirements.

The shareholder service agent for each Series will mail to each participant in the Distribution Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from any of the Trusts and the purchase of shares (or fractions thereof) of a Series.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Management Corporation each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Universal Distribution Option or the Distribution
Reinvestment Option they are still treated as distributions for income tax purposes.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders of each Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement as to (1) the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities of such Trust), the amount of such interest representing insurance proceeds, deductions for payment of applicable taxes and fees and expenses of the Fund, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account: the dates of disposition of any Securities of such Trust and the net proceeds received therefrom (excluding any portion representing interest, and in the case of Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6), the premium attributable to the exercise of the right to obtain Permanent Insurance), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Securities held and the number of Units of such Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and
(5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Date for such distributions.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the applicable
Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of all plans of distribution so that Unit holders may be informed regarding the results of other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the applicable Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the seventh calendar day following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the applicable Trustee of such tender of Units.
The "date of tender" is deemed to be the date on which Units are received by the applicable Trustee, except that as regards Units received after the close of trading on the New York Stock Exchange
(4:00 p.m. Eastern time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the applicable Trustee on such day for redemption at the redemption price computed on that day.
Units so redeemed shall be canceled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit (and the Public Offering Price per
Unit) will be determined on the basis of the bid price of the Securities in a Trust, as of the close of trading on the New York
Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the applicable Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Securities in the Trust based on the bid prices of the Bonds in such Trust, except for those cases in which the value of insurance has been added, and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices of the Bonds (and bonds underlying Existing Fund Units) obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Securities by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the portfolio insurance obtained by each series of the Trust unless the Bonds insured by such portfolio insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. On the other hand, any Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. See "Why and How are the Trusts Insured?"
For a description of the situation in which the Evaluator may value the insurance obtained by the Trust, see "How is the Public Offering Price Determined?"

The difference between the bid and offering prices of such Bonds may be expected to average 1-2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 3%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Securities represented by the Units so redeemed.

The Trustee is empowered to sell underlying Securities in a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Under the provisions for insurance obtained by each series of the National Trust prior to Series
112 and each series of the New York Trust and the Pennsylvania
Trust the insurance may not be transferred by any such Trust.
For Series 112 and subsequent Series of the National Trust and all

Series of the Multi-State Trust (except for the Multi-State Trust:
Pennsylvania Trust, Series 6), the Trustee may obtain Permanent Insurance on the Bonds. Accordingly, any Bonds in a series of the Fund prior to Series 112 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust must be sold on an uninsured basis, while Bonds sold from Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series
6) for which Permanent Insurance has been obtained will be sold on an insured basis (as will Bonds on which insurance has been obtained by the issuer thereof).

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption in the same manner as any other Units.

The offering price of any Units acquired by the Sponsor will be determined in accordance with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Fund?

The Trustee is empowered to sell, for the purpose of redeeming
Units tendered by any Unit holder and for the payment of expenses for which funds may not be available, such of the Bonds in each Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. As described in the following paragraph and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is empowered to sell Bonds in a Trust which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and for which value has been attributed to the insurance obtained by the Trust. See "Rights of Unit Holders-How May Units be Redeemed?" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust.
From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance or otherwise, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Trust of any securities other than the Securities initially deposited is prohibited.

        INFORMATION AS TO SPONSOR, TRUSTEES AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund
& U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor
Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (708) 241-4141.
As of December 31, 1994, the total partners' capital of Nike Securities L.P. was $10,863,058 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who are the Trustees?

The Trustee for Series 8-137 of the National Trust and Series
1-9 of the Multi-State Trust, and all Series of the New York Trust and the Pennsylvania Trust is The Bank of New York, a trust company organized under the banking laws of New York. The Bank of New
York has its offices at 101 Barclay Street, 20 West, New York,
New York 10286 (212) 530-7900. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee commenced operations on February 3, 1986 when it acquired the unit investment trust division of Fidata Trust Company New York and assumed the position as Trustee of Series 8-137 of the National Trust, Series 1-9 of the Multi-State Trust, and all Series of the New York Trust and the Pennsylvania Trust on June 16, 1986 following the resignation of Fidata Trust Company New York on such date.

The Trustee for Series 138 and subsequent Series of the National
Trust and Series 10 and 11 of the Multi-State Trust is United
States Trust Company of New York with its principal place of business at 45 Wall Street, New York 10005 and its unit investment offices at 770 Broadway, New York, New York 10003. Unit holders who have questions regarding the Fund may call the Customer Service Help
Line at 1-800-682-7520. The Trustee is a member of the New York
Clearing House Association and is subject to supervision and examination by the comptroller of the Currency, the Federal Deposit Insurance
Corporation and the Board of Governors of The Federal Reserve
System.

The Trustees, whose duties are ministerial in nature, did not participate in the selection of the portfolio of each series of the Fund. For information relating to the responsibilities of the Trustees under the Indenture, reference is made to the material set forth under "Rights of Unit Holders-How are Certificates Issued and Transferred?" and subsequent sections.

A Trustee or any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If a Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove such Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.
The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

United States Trust Company of New York and the Bank of New York are collectively referred to herein as the "Trustees"and each is separately referred to as the Trustee.

Limitations on Liabilities of Sponsor and Trustees

The Sponsor and the Trustees shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties.
A Trustee shall not be liable for depreciation or loss incurred by reason of the sale by such Trustee of any of the Securities.
In the event of the failure of the Sponsor to act under the Indenture, a Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which a Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.
In addition, the Indenture contains other customary provisions limiting the liability of a Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the applicable Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the applicable Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(b) terminate the Indenture and liquidate the Trust as provided therein or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or the Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                        OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend an Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure an ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders
(as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of any Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, a Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

A Series of each Trust may be liquidated at any time by consent of 100% of the Unit holders of such Trust or by the Trustee when the aggregate principal amount of the Securities in the Fund is less than 20% of the aggregate principal amount of the Securities initially deposited in the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Securities held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution. In the event of termination written notice thereof will be sent by the Trustee to all Unit holders of such Trust.
Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust, and after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of such Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Fund, all as provided in the Indenture. Because the portfolio insurance obtained by each Series of the National Trust prior to Series 112 and each series of the New York Trust and the Pennsylvania Trust is applicable only while Bonds (or bonds underlying Existing Fund Units) so insured are held by each Series of the National Trust prior to Series 112 and any series of the New York Trust and the Pennsylvania Trust (and does not apply to Bonds or bonds underlying Existing
Fund Units which are disposed of), the price to be received by any series of the National Trust prior to Series 112 and any Series of the New York Trust or the Pennsylvania Trust upon the disposition of any Bond which is in default in payment of principal or interest or whose market value has deteriorated because of a significant risk of such default will not reflect any value based on such insurance. Therefore, in connection with any liquidation of the National Trust prior to Series 112 or the New York Trust or the Pennsylvania Trust, it shall not be necessary for the Trustee to dispose of any Securities, if retention of such Securities, until due, shall be deemed to be in the best interests of Unit holders including, but not limited to, situations in which Bond or Bonds so insured are in default in payment of principal or interest and situations in which a Bond or Bonds so insured reflect deteriorated market price resulting from a significant risk of such default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Bonds which are in default in payment of principal or interest not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such defaulted Bonds (or bonds underlying Existing Fund Units) become due and applicable insurance proceeds have been received by the Trustee of each Trust.

Legal Opinions

The legality of the Units offered hereby was passed upon at the time of closing for each series of each Trust, by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

LeBoeuf, Lamb, Leiby & MacRae, 520 Madison Avenue, New York, New York 10022, acts as counsel for Fidata Trust Company New York and as Special Counsel for Series 8-81 of the National Trust for New York tax matters. Booth & Baron, 122 East 42nd Street, Suite 1507, New York, New York 10168, acts as counsel for The Bank of
New York and as Special Counsel for Series 82-137 of the National Trust, Series 1-9 of the Multi-State Trust and all Series of the New York Trust and the Pennsylvania Trust for New York tax matters. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for United States Trust Company of New York. Winston & Strawn (previously named Cole & Deitz) acted as Special Counsel for Series 138 and subsequent Series of the National Trust and Series 10 and 11 of the Multi-State Trust for New York tax matters.

For information with respect to state and local tax matters, including the special counsel to the Fund for such matters, see the section of the Prospectus describing the state tax status of Unit holders appearing therein.

Experts

The financial statements, including the Portfolio of each Trust appearing in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere therein, and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Description of Bond Ratings*
*       As published by the rating companies.

Standard & Poor's. A brief description of the applicable Standard
& Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**
**      Bonds insured by Financial Guaranty Insurance Company, AMBAC
Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S & P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit rating. A listing, however, does not mean a rating change is inevitable. Since S & P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

CONTENTS:
The First Trust of Insured Municipal Bonds
The First Trust of Insured Municipal Bonds-Multi-State:
        What are The First Trust of Insured Municipal
                Bonds and The First Trust of Insured Municipal
                Bonds-Multi-State?                               3
        What are Estimated Long-Term Return and
                Estimated Current Return?                        8
        How is Accrued Interest Treated?                         9
        Why and How are the Trusts Insured?                      9
        What is the Federal Tax Status of Unit Holders?         15
        Certain Considerations                                  15
        What are the Expenses and Charges?                      16
Public Offering:
        How is the Public Offering Price Determined?            18
        How are Units Distributed?                              21
        What are the Sponsor's Profits?                         21
Rights of Unit Holders:
        How are Certificates Issued and Transferred?            22
        How are Interest and Principal Distributed?             22
        How Can Distributions to Unit Holders be
                Reinvested?                                     23
        What Reports will Unit Holders Receive?                 24
        How May Units be Redeemed?                              25
        How May Units be Purchased by the Sponsor?              26
        How May Bonds be Removed from the Fund?                 26
Information as to Sponsor, Trustees and Evaluator:
        Who is the Sponsor?                                     27
        Who are the Trustees?                                   27
        Limitations on Liabilities of Sponsor and
                Trustees                                        28
        Who is the Evaluator?                                   28
Other Information:
        How May the Indenture be Amended or
                Terminated?                                     28
        Legal Opinions                                          29
        Experts                                                 30
        Description of Bond Ratings                             30

                        --------------------
        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
        THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                FIRST TRUST (registered trademark)
                       THE FIRST TRUST OF
                        INSURED MUNICIPAL
                               BONDS

                       THE FIRST TRUST OF
                        INSURED MUNICIPAL
                        BONDS-MULTI-STATE

                           Prospectus
                            Part Two
                         April 21, 1995
               First Trust (registered trademark)
                1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
                         1-708-241-4141

                            Trustee:

                   United States Trust Company
                           of New York

                          770 Broadway
                    New York, New York 10003
                         1-800-682-7520

                     THIS PART TWO MUST BE
                    ACCOMPANIED BY PART ONE
                        AND PART THREE.

                PLEASE RETAIN THIS PROSPECTUS
                     FOR FUTURE REFERENCE

                      National Trust Series

     The First Trust (registered trademark) Combined Series
           The First Trust of Insured Municipal Bonds
                    The First Trust Advantage

PROSPECTUS                           NOTE: THIS PART THREE PROSPECTUS
Part Three                                      MAY ONLY BE USED WITH
Dated September 25, 1995                        PART ONE AND PART TWO

Federal Tax Status of Unit Holders

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. Neither the Sponsor, Chapman and Cutler, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the bases for such opinions. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unit holder is, however, includable in gross income for Federal income tax purposes. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "Tax Act") described below that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Unit holder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his Units.

At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1) the Trusts are not associations taxable as corporations for Federal income tax purposes. Tax-exempt interest received by each of the Trusts on Bonds deposited therein will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to a Unit holder except that the alternative minimum tax and the environmental tax (the "Superfund Tax") applicable to corporate Unit holders may, in certain circumstances, include in the amount on which such tax is calculated, 75% of the interest income received by the Trust. See "Certain Tax Matters Applicable to Corporate Unit Holders";

(2) exemption of interest and accrued original issue discount on any Bonds for Federal income tax purposes does not necessarily result in tax exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or a part of such interest and accrued original issue discount may be subject to tax;

(3) each Unit holder of a Trust is considered to be the owner of a pro rata portion of such Trust under subpart E, subchapter
J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code") and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unit holders pay for their Units and,

    ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                            REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds
(whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder. The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. In the case of a Unit holder who purchases his Units, such basis is determined by apportioning the tax basis for the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by a Trust at a premium must be reduced by the annual amortization of Bond premium. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost; and

(4) any insurance proceeds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compounded interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Unit, and the price the Unit holder pays for his Unit. Because of the complexity of these rules relating to the accrual of original issue discount, Unit holders should consult their tax advisers as to how these rules apply. See "Portfolio" appearing in Part One for each Trust for information relating to Bonds, if any, issued at an original issue discount.

The Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993.
In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Under Section 265 of the Code, certain financial institutions that acquire Units generally would not be able to deduct any of the interest expense attributable to ownership of Units. Investors with questions regarding these issues should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his tax adviser.

In general, Section 86 of the Code provides that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 is included as an item of tax preference. THE TRUSTS DO NOT INCLUDE
ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

For taxpayers other than corporations, net capital gains are presently subject to a maximum stated marginal tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. All taxpayers are presently required to disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Certain Tax Matters Applicable to Corporate Unit Holders. Present Federal income tax law also provides for an alternative minimum tax for corporations levied at a rate of 20% of alternative minimum taxable income. The alternative minimum tax and the environmental tax (the "Superfund Tax") depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). Although tax-exempt interest received by the Trusts on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes, "adjusted current earnings" includes all tax-exempt interest, including interest on all Bonds in the Trusts.

Unit holders are urged to consult their own tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

At the time of the closing, Booth & Baron, Special Counsel to Series 1-3 of The First Trust Combined Series for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 1-3 of The First Trust Combined Series is not an association taxable as a corporation and the income of each such Trust will be treated as the income of the Unit holder.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of The First Trust Combined Series for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of The First Trust Combined Series is not an association taxable as a corporation and the income of each Trust in Series 4-125 of The First Trust Combined Series will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to The First Trust Combined Series for New York tax matters for Series 126 and subsequent Series of the First Trust Combined Series, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

LeBoeuf, Lamb, Leiby & MacRae has served as Special Counsel to Series 8-81, inclusive, of The First Trust of Insured Municipal Bonds, Booth & Baron has served as Special Counsel to Series 82-147 of The First Trust of Insured Municipal Bonds and Winston & Strawn (previously named Cole & Deitz) has served as Special Counsel to Series 148 and subsequent Series of The First Trust Insured Municipal Bonds for New York tax matters. In the opinion of such Special Counsels, under the existing income tax laws of the State and City of New York, each Trust is not an association taxable as a corporation and the income of each such Trust will be treated as the income of the Unit holder.

All statements in the Prospectus concerning exemption from Federal, state or other local taxes are the opinions of Counsel and are to be so construed.

Certain Considerations

Certain Trusts may contain Bonds of issuers located in the Commonwealth of Puerto Rico or issuers which will be affected by general economic conditions of Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S.
policies and programs that are being reviewed and may be eliminated

The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar) and tourism. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rico sugar production. The level of tourism is affected by various factors including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section
936 of the Internal Revenue Code provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation
Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

In a plebiscite held in November 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto
Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by the states are so treated and subject to the provisions of the Internal Revenue Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or a similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the National Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the National Trusts to pay interest on or principal of the Bonds.

                      National Trust Series

     The First Trust (registered trademark) Combined Series
           The First Trust of Insured Municipal Bonds
                    The First Trust Advantage

                      PART THREE PROSPECTUS
            Must be Accompanied by Parts One and Two

        SPONSOR:        Nike Securities L.P.
                        1001 Warrenville Road
                        Lisle, Illinois 60532
                        (800) 621-1675

        TRUSTEE:        The Chase Manhattan Bank
                        (National Association)
                        770 Broadway
                        New York, New York 10003

        LEGAL COUNSEL   Chapman and Cutler
        TO SPONSOR:     111 West Monroe Street
                        Chicago, Illinois 60603

        LEGAL COUNSEL   Carter, Ledyard & Milburn
        TO TRUSTEE:     2 Wall Street
                        New York, New York 10005

        INDEPENDENT     Ernst & Young LLP
        AUDITORS:       Sears Tower
                        233 South Wacker Drive
                        Chicago, Illinois 60606

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON
TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH
IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO,
WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

 PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT

This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule





                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust of Insured Municipal Bonds, Series 155, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 1, 1995.

                           THE FIRST TRUST OF INSURED MUNICIPAL
                              BONDS, SERIES 155
                                                            (Registrant)
                           By  NIKE SECURITIES L.P.
                                                             (Depositor)


                           By      Carlos E. Nardo
                                                   Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

Robert D. Van Kampen  Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) December 1, 1995
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                             )  Carlos E. Nardo
                                             ) Attorney-in-Fact**




*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed wi th the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 27, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Insured Municipal Bonds dated November 22, 1995.



                                        ERNST & YOUNG LLP





Chicago, Illinois
November 21, 1995